UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 18, 2024
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(b)
On March 18, 2024, as required by Section 3.1(b) of the Stockholders Agreement (as defined below), David Lowe tendered his resignation as a member of the Board of Directors (the “Board”) of MediaAlpha, Inc. (the “Company”).
Under the Stockholders Agreement dated as of October 27, 2020 (as amended, the “Stockholders Agreement”), by and among the Company, Insignia QL Holdings, LLC and Insignia A QL Holdings, LLC (collectively “Insignia”), and the other stockholders party thereto, at such time as a Principal Stockholder (as defined therein) no longer owns at least 7,338,148 shares of the Company’s Common Stock, as defined in the Stockholders Agreement (representing 12.5% of the Company’s issued and outstanding shares of Common Stock as of the closing of the Company’s initial public offering), such Principal Stockholder is required to promptly cause of one of their two designated directors to tender their resignation from the Board.
As a result of the secondary offering of shares of the Company’s Class A common stock by Insignia that closed on March 11, 2024, Insignia’s ownership of the Company’s Common Stock fell below the ownership threshold described above, and accordingly Insignia has caused Mr. Lowe, who was one of Insignia’s two designees to the Board, to tender his resignation as a member of the Board. Mr. Lowe’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: March 20, 2024	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary